UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/13

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Short-Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
32	Financial Highlights
35	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short-Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher current yields amid historically low interest rates continued to be a major force in the solid performance of the municipal bond market over the reporting period. In addition, municipal bonds benefited from favorable supply-and-demand dynamics. Robust investor demand was met with a relatively meager supply of newly issued securities stemming from political pressure to reduce government spending and borrowing. The market also was buoyed by improvements in the fiscal condition of most states and many municipalities as tax revenues increased in a gradually recovering U.S. economy.

However, the pace of economic growth has remained sluggish compared to historical norms, helping to prevent new imbalances from developing even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, the economic expansion is likely to continue over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2012, through March 31, 2013, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2013, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of 1.13%, Class D shares returned 1.36% and Class I shares returned 1.46%.1 In comparison, the fund’s benchmark, the Barclays 3-Year Municipal Bond Index (the “Index”), produced a total return of 1.66% for the reporting period.2

Despite rising long-term interest rates and bouts of heightened volatility, strong investor demand for a limited supply of securities helped short- to intermediate-term municipal bonds achieve positive absolute returns over the reporting period. The fund produced modestly lower returns than its benchmark, mainly due to a relatively defensive investment posture at a time when more speculative bonds fared better.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus at the time of investment.The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities, and minimizing the use of interest rate forecasting.The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.They also actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Encountered Heightened Volatility

The reporting period began near the start of a downturn in investor sentiment stemming from renewed concerns regarding the European financial crisis, an economic slowdown in China and moderating employment gains in the United States. Fortunately, by the summer, these fears failed to materialize. Instead, investors responded positively to improved U.S. employment and housing market trends, a commitment from the European Central Bank in support of the euro, and expectations that new political leadership in China and Japan would implement more stimulative economic policies.

Although investor optimism faltered briefly in the fall amid uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate these worries. Positive economic data offered further support to investor sentiment over the opening months of 2013.

Municipal bonds encountered bouts of heightened volatility late in 2012, but the market recouped most of those losses over the first three months of 2013. Lower rated municipal bonds outperformed broader market averages, supported by robust demand from investors seeking competitive levels of after-tax income in a low interest rate environment.While the supply of newly issued bonds increased compared to the very low levels reached earlier in 2012, new issuance remained muted compared to historical norms. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states to shore up their fiscal conditions and balance their budgets.

Credit Selection Strategy Drove Fund Performance

The fund’s relative performance during the reporting period was mildly undermined by its holdings of higher quality securities, including revenue bonds backed by special tax appropriations and essential municipal facilities, such as sewers and waterworks. However, weakness in these areas was offset to a significant degree by relatively strong returns from other revenue bonds, most notably those issued on behalf of hospitals, electric utilities, airports and the states’ settlement of litigation with U.S. tobacco companies.We maintained the fund’s average duration in a generally market-neutral range, but an emphasis on municipal bonds with three- to four-year maturities proved beneficial, as did a commensurately underweighted position among bonds with maturities of one year or less.

Maintaining a Cautious Approach

We have been encouraged by recently improved economic data, but we believe that the U.S. economy remains vulnerable to domestic fiscal uncertainty. While credit fundamentals are improving for most states, many localities continue to face fiscal pressures. In addition, we expect the supply of newly issued municipal bonds to increase from currently low levels.

Therefore, we have maintained a generally defensive posture, relying on our research-intensive credit selection process to identify attractively valued opportunities from fundamentally sound issuers of municipal securities. For example, we recently reduced exposure to high quality escrowed bonds when they reached fuller valuations, and we increased the fund’s positions in higher yielding,AAA-rated general obligation bonds.

April 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Had this charge been reflected, returns would have been lower. Class D and I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until August 1, 2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class D and Class I shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/03 to a $10,000 investment made in the Barclays 3-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/13
Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	–1.40%	2.38	%†	2.35	%†
without sales charge	8/3/09	1.13%	2.91	%†	2.61	%†
Class D shares	4/30/87	1.36%	3.02%		2.66%
Class I shares	12/15/08	1.46%	3.13	%†	2.72	%†
Barclays 3-Year
Municipal Bond Index		1.66%	3.33%		3.14%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class A shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2012 to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2013

	Class A	Class D	Class I
Expenses paid per $1,000†	$3.69	$2.95	$2.45
Ending value (after expenses)	$1,002.60	$1,003.40	$1,004.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2013

	Class A	Class D	Class I
Expenses paid per $1,000†	$3.73	$2.97	$2.47
Ending value (after expenses)	$1,021.24	$1,021.99	$1,022.49

† Expenses are equal to the fund’s annualized expense ratio of .74% for Class A, .59% for Class D and .49%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2013

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.0%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	5/1/16	2,500,000	2,835,775
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	12/1/16	1,000,000	1,157,390
Auburn University,
General Fee Revenue	4.00	6/1/15	1,690,000	1,821,803
Arizona—1.1%
Pima County,
Sewer System
Revenue Obligations	5.00	7/1/16	2,000,000	2,279,320
Rio Nuevo Multipurpose Facilities
District, Subordinate Lien Excise
Tax Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.50	7/15/14	3,770,000	4,000,498
California—8.8%
California,
GO	5.00	9/1/16	2,500,000	2,866,650
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/15	2,550,000	2,796,993
California Department of Water
Resources, Water System Revenue
(Central Valley Project)	5.00	12/1/15	2,695,000	3,028,345
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FGIC)	4.15	8/1/14	3,625,000	3,715,770
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/15	7,335,000	8,198,403
California State Public Works
Board, LR (The Regents of the
University of California)
(Various University of
California Projects)	5.00	12/1/15	5,000,000	5,606,050
California State Public Works
Board, LR (Various
Capital Projects)	4.00	10/1/16	2,000,000	2,221,480

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
East Bay Municipal Utility
District, Water System Revenue	5.00	6/1/16	5,000,000	5,708,650
Los Angeles County Metropolitan
Transportation Authority,
Proposition A First Tier
Senior Sales Tax Revenue	5.00	7/1/14	5,000,000	5,304,400
Los Angeles County Metropolitan
Transportation Authority,
Proposition C Sales Tax Revenue	5.00	7/1/14	2,000,000	2,120,980
Modesto Irrigation District,
Electric System Revenue	5.00	7/1/16	2,250,000	2,553,300
Southern California Public Power
Authority, Transmission
Project Subordinate Revenue
(Southern Transmission Project)	5.00	7/1/14	3,000,000	3,181,260
Southern California Public Power
Authority, Transmission
Project Subordinate Revenue
(Southern Transmission Project)	4.00	7/1/16	2,000,000	2,224,560
Stockton Unified School District,
GO	3.00	7/1/14	700,000	719,292
Colorado—.4%
City and County of Denver,
Airport System Revenue	5.00	11/15/16	1,000,000	1,148,360
Jefferson County School District
Number R-1, GO	3.00	12/15/16	1,000,000	1,084,860
Connecticut—1.5%
Connecticut,
Special Tax Obligation
Revenue (Transportation
Infrastructure Purposes)	5.00	12/1/15	7,500,000	8,416,575
District of Columbia—.2%
District of Columbia,
Income Tax Secured Revenue	5.00	12/1/16	1,200,000	1,392,192
Florida—10.7%
Broward County School
Board, COP (Master
Purchase Agreement)	5.00	7/1/16	1,500,000	1,684,905

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/15	2,000,000	2,183,420
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.00	6/1/14	5,500,000	5,795,185
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/17	5,000,000	5,738,550
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	2,500,000	2,648,750
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	5,375,000	5,694,812
Florida State Board of Education,
Lottery Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/14	2,265,000	2,399,767
Florida Water Pollution Control
Financing Corporation, Water
Pollution Control Revenue	5.00	7/15/15	4,315,000	4,773,987
Higher Educational Facilities
Financing Authority,
Revenue (The University of
Tampa Project)	4.00	4/1/16	1,250,000	1,335,675
Jacksonville Electric Authority,
Electric System Revenue	5.00	10/1/16	1,920,000	2,215,162
Kissimmee Utility Authority,
Electric System Revenue	4.00	10/1/15	1,850,000	1,995,669
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/15	3,150,000	3,485,128
Lee County,
Airport Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/14	3,000,000	3,199,770
Miami-Dade County,
Aviation Revenue	4.00	10/1/17	3,725,000	4,207,611

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County,
Aviation Revenue (Miami
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	10/1/14	1,000,000	1,073,020
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; AMBAC)	5.00	8/1/14	2,010,000	2,129,977
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/14	2,000,000	2,117,840
Sarasota County School Board,
COP (Master Lease
Purchase Agreement)	5.00	7/1/14	1,365,000	1,441,781
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/14	1,500,000	1,596,615
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	4.00	9/1/17	1,055,000	1,172,189
Tampa,
Solid Waste System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	4.00	10/1/14	1,715,000	1,802,242
Tampa Bay Water, A Regional Water
Supply Authority, Utility
System Revenue	5.00	10/1/15	2,080,000	2,312,752
Georgia—2.3%
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	5,000,000	5,598,550
Municipal Electric Authority of
Georgia, Revenue (Combined
Cycle Project)	5.00	11/1/16	2,500,000	2,872,250
Private Colleges and Universities
Authority, Revenue
(Emory University)	5.00	9/1/16	1,000,000	1,149,340
Public Gas Partners, Inc.,
Gas Project Revenue (Gas
Supply Pool Number 1)	5.00	10/1/16	2,800,000	3,172,204

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Hawaii—1.0%
Hawaii,
Airports System Revenue	5.00	7/1/14	5,575,000	5,899,799
Illinois—5.7%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/16	3,575,000	4,027,488
Chicago,
Passenger Facility Charge
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/15	1,000,000	1,079,680
Illinois,
GO	5.00	1/1/15	2,665,000	2,851,017
Illinois,
GO	5.00	1/1/16	2,500,000	2,755,875
Illinois,
Sales Tax Revenue	4.00	6/15/16	2,750,000	3,051,345
Illinois Department of Employment
Security, Unemployment
Insurance Fund Building
Receipts Revenue	5.00	6/15/16	5,050,000	5,770,988
Illinois Finance Authority,
Revenue (The University of
Chicago Medical Center)	5.00	8/15/16	2,105,000	2,402,521
Kane County Forest Preserve
District, GO	4.00	12/15/16	6,000,000	6,759,420
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/14	3,800,000	3,980,234
Indiana—.9%
Indianapolis,
Thermal Energy System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/15	2,000,000	2,205,440
Rockport,
PCR (Indiana Michigan Power
Company Project)	6.25	6/2/14	3,000,000	3,187,050

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kansas—.4%
Wyandotte County/Kansas City
Unified Government Board of
Public Utilities, Utility
System Revenue	5.00	9/1/14	2,060,000	2,195,363
Louisiana—1.1%
Parish of Orleans Parishwide
School District, GO
(Insured; Assured
Guaranty Municipal Corp.)	4.00	9/1/14	5,885,000	6,154,003
Maryland—4.5%
Baltimore County,
Consolidated Public
Improvement GO	5.00	11/1/15	5,600,000	6,270,432
Baltimore Mayor and City
Council, Consolidated
Public Improvement GO	5.00	10/15/16	1,500,000	1,733,130
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/15	3,435,000	3,808,007
Maryland Department of
Transportation, Consolidated
Transportation Revenue	5.00	6/1/16	7,000,000	7,989,730
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/16	5,105,000	5,847,369
Massachusetts—2.5%
Massachusetts,
GO (Consolidated Loan)	5.00	12/1/16	5,000,000	5,812,900
Massachusetts Development Finance
Agency, Revenue (Boston
College Issue)	5.00	7/1/15	2,000,000	2,204,940
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	5.00	1/1/16	650,000	707,271
Massachusetts Health and
Educational Facilities Authority,
Revenue (Northeastern
University Issue)	5.00	10/1/14	1,300,000	1,386,983

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Project
Number 6 Issue)	5.00	7/1/16	3,700,000	4,191,101
Michigan—3.7%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/14	3,125,000	3,297,562
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/15	1,000,000	1,069,670
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/16	1,000,000	1,090,510
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	1/15/15	4,300,000	4,691,730
Michigan Finance Authority,
Clean Water Revolving
Fund Revenue	5.00	10/1/15	5,000,000	5,582,150
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	2,500,000	2,681,075
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/14	2,500,000	2,683,600
Minnesota—1.7%
Minnesota,
State General Fund
Appropriation Bonds	5.00	3/1/17	5,470,000	6,387,374
Saint Paul Independent School
District Number 625, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)	5.00	2/1/14	1,415,000	1,470,864

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
University of Minnesota Regents,
GO	5.00	12/1/16	1,520,000	1,767,547
Missouri—1.9%
Missouri Board of Fund
Commissioners, GO (Fourth
State Building)	4.00	10/1/16	3,700,000	4,148,440
Missouri Board of Public
Buildings, Special
Obligation Revenue	4.00	10/1/15	3,000,000	3,266,520
Springfield Public
Utilities Board, COP
(Lease/Purchase Agreement)	5.00	12/1/16	3,000,000	3,440,550
Nebraska—.7%
Omaha Public Power District,
Electric System Revenue	5.00	2/1/16	3,770,000	4,248,752
Nevada—.7%
Clark County School District,
Limited Tax GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	6/15/14	1,000,000	1,057,710
Clark County School District,
Limited Tax GO (Insured; Assured
Guaranty Municipal Corp.)	5.50	6/15/14	2,650,000	2,817,983
New Jersey—1.7%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/15	5,000,000	5,540,100
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/14	1,795,000	1,869,887
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue	5.00	12/1/14	1,660,000	1,789,181
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/15/13	215,000	222,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Mexico—1.3%
Gallup,
PCR (Tri-State Generation and
Transmission Association, Inc.
Project) (Insured; AMBAC)	5.00	8/15/14	3,785,000	3,997,528
New Mexico Hospital Equipment Loan
Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	5.25	8/1/14	3,000,000	3,175,350
New York—10.8%
Erie County Industrial Development
Agency, School Facility
Revenue (City School District
of the City of Buffalo Project)	5.00	5/1/14	1,750,000	1,840,335
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/15/14	2,120,000	2,282,858
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/1/15	2,750,000	3,070,595
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/16	5,000,000	5,751,650
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/16	1,000,000	1,150,330
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/18	1,000,000	1,201,150
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	11/15/15	2,645,000	2,950,339
New York City,
GO	5.00	8/1/15	2,000,000	2,213,360
New York City,
GO	5.00	8/1/16	5,725,000	6,542,129
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/15	2,000,000	2,164,700

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial
Development Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/17	2,000,000	2,172,540
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/16	5,000,000	5,790,800
New York City Transitional Finance
Authority, Revenue (New York
City Recovery Bonds)	5.00	11/1/14	3,000,000	3,226,110
New York State Dormitory
Authority, Revenue (Mount
Sinai School of Medicine of
New York University)	5.00	7/1/15	1,000,000	1,089,670
New York State
Dormitory Authority,
School Districts Revenue
(Bond Financing Program)	5.00	10/1/16	2,825,000	3,218,014
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/17	5,000,000	5,839,250
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,677,100
Port Authority of New York and
New Jersey (Consolidated
Bonds, 175th Series)	5.00	12/1/17	3,000,000	3,573,210
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	4.00	11/15/17	1,500,000	1,718,790
North Carolina—1.7%
Mecklenburg County,
GO	4.00	12/1/16	3,330,000	3,751,278
Wake County,
GO (School Bonds)	5.00	2/1/17	5,100,000	5,956,188
Ohio—1.1%
Ohio,
Common Schools GO Bonds	5.00	3/15/17	4,000,000	4,666,640

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Ohio State University,
General Receipts Bonds	5.00	12/1/14	70,000	75,554
Ohio State University,
General Receipts Bonds	5.00	12/1/14	1,195,000	1,288,258
Oklahoma—.4%
Tulsa County Industrial Authority,
Educational Facilities Lease
Revenue (Broken Arrow Public
Schools Project)	4.00	9/1/15	2,100,000	2,266,068
Oregon—.4%
Oregon,
GO (State
Property—Various Projects)	5.00	5/1/16	1,750,000	1,988,682
Pennsylvania—7.5%
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/14	1,000,000	1,058,210
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/15	1,000,000	1,076,740
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/16	3,750,000	4,124,137
Allegheny County Higher Education
Building Authority, Revenue
(Carnegie Mellon University)	5.00	3/1/15	3,400,000	3,700,628
Beaver County Hospital Authority,
Revenue (Heritage Valley
Health System, Inc.)	5.00	5/15/15	1,000,000	1,089,900
Pennsylvania,
GO	5.00	7/15/14	3,000,000	3,186,870
Pennsylvania,
GO	5.00	5/1/17	3,860,000	4,528,166
Pennsylvania,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	9/1/14	1,200,000	1,281,756

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development
Financing Authority, SWDR
(Waste Management, Inc. Project)	4.70	11/1/14	3,500,000	3,712,835
Pennsylvania Economic Development
Financing Authority, Unemployment
Compensation Revenue	5.00	7/1/17	10,835,000	12,806,212
Philadelphia School District,
GO	5.00	9/1/14	4,230,000	4,503,554
Philadelphia School District,
GO	5.00	9/1/15	1,200,000	1,323,792
South Carolina—.7%
Charleston,
Waterworks and Sewer System
Capital Improvement Revenue	5.13	1/1/15	1,680,000	1,821,574
Columbia,
Waterworks and Sewer
System Revenue	4.00	2/1/15	1,000,000	1,066,850
Renewable Water Resources,
Sewer System Revenue	5.00	1/1/14	1,000,000	1,034,670
Tennessee—.9%
Memphis,
Electric System
Subordinate Revenue	5.00	12/1/14	5,000,000	5,399,000
Texas—9.0%
Clear Creek Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,500,000	1,631,595
Comal Independent School District,
Unlimited Tax Bonds (Permanent
School Fund Guarantee Program)	5.00	2/1/17	1,590,000	1,853,034
Copperas Cove Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/16	1,250,000	1,382,250
Cypress-Fairbanks Independent
School District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.25	2/15/15	1,500,000	1,638,630

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Dallas Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/15/17	1,995,000	2,365,092
Fort Worth,
Water and Sewer System
Improvement Revenue	5.00	2/15/16	2,115,000	2,382,484
Garland Independent School
District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program)	5.00	2/15/15	1,815,000	1,974,230
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/14	2,785,000	2,995,992
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/15	2,800,000	3,073,168
Lake Travis Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	4.00	2/15/18	4,640,000	5,327,184
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/16	2,340,000	2,540,538
Lower Colorado River Authority,
Revenue	5.00	5/15/14	5,000	5,265
Lower Colorado River Authority,
Revenue	5.00	5/15/14	5,000	5,270
Lower Colorado River Authority,
Revenue	5.00	5/15/14	5,000	5,265
Lower Colorado River Authority,
Revenue	5.00	5/15/14	985,000	1,037,697
Mission Economic Development
Corporation, SWDR (Waste
Management, Inc. Project)	6.00	8/1/13	2,500,000	2,540,600

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
North East Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.25	8/1/14	2,315,000	2,471,332
Plano Independent School District,
Unlimited Tax Bonds (Permanent
School Fund Guarantee Program)	4.25	2/15/16	3,415,000	3,784,196
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.00	10/1/16	1,000,000	1,129,610
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/30/13	705,000	714,983
Tarrant Regional Water District, A
Water Control and Improvement
District, Water Revenue	5.00	3/1/17	1,360,000	1,585,842
Texas State University System
Board of Regents, Financing
System Revenue	5.00	3/15/14	1,000,000	1,045,690
University of Houston System
Board of Regents,
Consolidated Revenue	5.00	2/15/16	4,415,000	4,965,286
University of Texas System
Board of Regents, Financing
System Revenue	5.00	8/15/15	1,900,000	2,108,677
University of Texas System
Board of Regents, Financing
System Revenue	5.00	8/15/16	1,120,000	1,287,026
Waco,
GO	4.00	2/1/16	1,000,000	1,094,040
Utah—1.7%
Intermountain Power Agency,
Subordinated Power Supply
Revenue	4.00	7/1/17	7,000,000	7,932,750
Utah Board of Regents,
University of Utah HR
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/14	1,500,000	1,582,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia—2.4%
Virginia Commonwealth
Transportation Board, Federal
Transportation Grant
Anticipation Revenue Notes	5.00	9/15/16	3,195,000	3,678,340
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.20	7/1/14	1,500,000	1,554,765
Virginia Public Building
Authority, Public Facilities Revenue	5.00	8/1/14	2,000,000	2,128,640
Virginia Public Building
Authority, Public Facilities Revenue	5.00	8/1/14	2,000,000	2,128,640
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/14	3,865,000	4,112,515
Washington—3.9%
Chelan County Public Utility
District Number 1,
Consolidated System Revenue	5.00	7/1/15	1,500,000	1,640,700
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.00	6/1/14	1,700,000	1,789,913
King County,
Sewer Revenue	5.00	1/1/16	5,000,000	5,611,900
Port of Seattle,
Intermediate Lien Revenue	3.00	8/1/15	2,400,000	2,530,392
Port of Seattle,
Limited Tax GO	5.00	12/1/15	1,050,000	1,169,669
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	2/1/15	1,500,000	1,627,785
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	6/1/17	1,950,000	2,290,782
Washington,
GO (Various Purpose)	5.00	7/1/16	5,000,000	5,713,150
Wisconsin—1.2%
Wisconsin,
GO	5.00	5/1/16	1,500,000	1,702,950

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin (continued)
Wisconsin,
Petroleum Inspection Fee Revenue	5.00	7/1/14	3,250,000	3,441,067
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.00	4/15/14	1,390,000	1,456,484
U.S. Related—2.3%
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	2,300,000	2,382,892
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/15	1,000,000	1,049,010
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/17	1,750,000	1,910,405
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/13	1,760,000	1,775,330
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/14	5,000,000	5,161,850
Virgin Islands Public Finance
Authority, Senior Lien Revenue
(Virgin Islands Matching Fund
Loan Notes)	5.00	10/1/13	1,000,000	1,018,780
Total Long-Term Municipal Investments
(cost $545,747,088)				556,265,253

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.7%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—.2%
Massachusetts Development Finance
Agency, Revenue (Boston
University Issue) (LOC;
JPMorgan Chase Bank)	0.13	4/1/13	1,000,000	[a]	1,000,000
New York—1.5%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	4/1/13	100,000	[a]	100,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	4/1/13	700,000	[a]	700,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	4/1/13	6,400,000	[a]	6,400,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.15	4/1/13	1,500,000	[a]	1,500,000
Total Short-Term Municipal Investments
(cost $9,700,000)					9,700,000

Total Investments (cost $555,447,088)			99.5%		565,965,253
Cash and Receivables (Net)			.5%		2,986,426
Net Assets			100.0%		568,951,679

a Variable rate demand note—rate shown is the interest rate in effect at March 31, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	24.9
AA		Aa		AA	46.9
A		A		A	20.1
BBB		Baa		BBB	6.4
F1		MIG1/P1		SP1/A1	1.7
					100.0

† Based on total investments.
See notes to financial statements.

The Fund	27

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		555,447,088	565,965,253
Cash			4,731,388
Interest receivable			6,684,931
Receivable for shares of Beneficial Interest subscribed			835,277
Prepaid expenses			38,985
			578,255,834
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			289,389
Payable for investment securities purchased			7,914,690
Payable for shares of Beneficial Interest redeemed			1,013,221
Accrued expenses			86,855
			9,304,155
Net Assets ($)			568,951,679
Composition of Net Assets ($):
Paid-in capital			556,835,358
Accumulated undistributed investment income—net			49,738
Accumulated net realized gain (loss) on investments			1,548,418
Accumulated net unrealized appreciation
(depreciation) on investments			10,518,165
Net Assets ($)			568,951,679

Net Asset Value Per Share
	Class A	Class D	Class I
Net Assets ($)	61,862,098	476,784,948	30,304,633
Shares Outstanding	4,676,744	36,050,847	2,290,643
Net Asset Value Per Share ($)	13.23	13.23	13.23

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2013

Investment Income ($):
Interest Income	10,853,335
Expenses:
Management fee—Note 3(a)	2,919,117
Distribution fees—Note 3(b)	488,881
Shareholder servicing costs—Note 3(c)	328,941
Professional fees	97,382
Registration fees	68,906
Custodian fees—Note 3(c)	49,343
Prospectus and shareholders’ reports	29,760
Trustees’ fees and expenses—Note 3(d)	18,913
Loan commitment fees—Note 2	5,647
Interest expense—Note 2	285
Miscellaneous	56,819
Total Expenses	4,063,994
Less—reduction in expenses due to undertaking—Note 3(a)	(280,497)
Less—reduction in fees due to earnings credits—Note 3(c)	(425)
Net Expenses	3,783,072
Investment Income—Net	7,070,263
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,900,554
Net unrealized appreciation (depreciation) on investments	(2,159,034)
Net Realized and Unrealized Gain (Loss) on Investments	741,520
Net Increase in Net Assets Resulting from Operations	7,811,783

See notes to financial statements.

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2013	2012 [a]
Operations ($):
Investment income—net	7,070,263	8,806,328
Net realized gain (loss) on investments	2,900,554	3,272,971
Net unrealized appreciation
(depreciation) on investments	(2,159,034)	4,665,401
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,811,783	16,744,700
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(597,402)	(637,290)
Class B Shares	—	(82)
Class D Shares	(5,927,069)	(7,573,029)
Class I Shares	(498,724)	(541,088)
Net realized gain on investments:
Class A Shares	(296,007)	—
Class D Shares	(2,545,690)	—
Class I Shares	(210,684)	—
Total Dividends	(10,075,576)	(8,751,489)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	38,348,942	22,841,290
Class B Shares	—	12,609
Class D Shares	162,111,063	128,415,342
Class I Shares	30,610,934	26,414,127
Dividends reinvested:
Class A Shares	638,194	499,131
Class B Shares	—	78
Class D Shares	7,704,489	6,846,475
Class I Shares	399,432	201,156
Cost of shares redeemed:
Class A Shares	(23,900,702)	(23,988,244)
Class B Shares	—	(87,730)
Class D Shares	(180,060,115)	(130,073,732)
Class I Shares	(31,944,165)	(16,858,738)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,908,072	14,221,764
Total Increase (Decrease) in Net Assets	1,644,279	22,214,975
Net Assets ($):
Beginning of Period	567,307,400	545,092,425
End of Period	568,951,679	567,307,400
Undistributed investment income—net	49,738	20,917

		Year Ended March 31,
	2013	2012 [a]
Capital Share Transactions:
Class A
Shares sold	2,887,479	1,723,495
Shares issued for dividends reinvested	48,127	37,711
Shares redeemed	(1,799,739)	(1,813,882)
Net Increase (Decrease) in Shares Outstanding	1,135,867	(52,676)
Class Bb
Shares sold	—	948
Shares issued for dividends reinvested	—	6
Shares redeemed	—	(6,610)
Net Increase (Decrease) in Shares Outstanding	—	(5,656)
Class Db
Shares sold	12,212,380	9,697,569
Shares issued for dividends reinvested	581,001	517,313
Shares redeemed	(13,569,777)	(9,841,518)
Net Increase (Decrease) in Shares Outstanding	(776,396)	373,364
Class I
Shares sold	2,304,929	2,004,688
Shares issued for dividends reinvested	30,112	15,189
Shares redeemed	(2,411,176)	(1,273,554)
Net Increase (Decrease) in Shares Outstanding	(76,135)	746,323

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended March 31, 2012, 2,730 Class B shares representing $36,287 were automatically converted to 2,728 Class D shares.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.28	13.08	13.09	12.94
Investment Operations:
Investment income—net[b]	.14	.19	.23	.14
Net realized and unrealized
gain (loss) on investments	.02	.20	(.01)	.17
Total from Investment Operations	.16	.39	.22	.31
Distributions:
Dividends from investment income—net	(.14)	(.19)	(.23)	(.16)
Dividends from net realized
gain on investments	(.07)	—	—	—
Total Distributions	(.21)	(.19)	(.23)	(.16)
Net asset value, end of period	13.23	13.28	13.08	13.09
Total Return (%)[c]	1.13	3.02	1.68	2.43	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.84	.86	[e]
Ratio of net expenses to average net assets	.79	.84	.84	.85	[e]
Ratio of net investment income
to average net assets	1.06	1.47	1.75	1.81	[e]
Portfolio Turnover Rate	27.16	30.99	20.09	10.06
Net Assets, end of period ($ x 1,000)	61,862	47,011	47,008	33,246

a	From August 3, 2009 (commencement of initial offering) to March 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended March 31,
Class D Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	13.27	13.08	13.09	12.75	12.71
Investment Operations:
Investment income—net[a]	.16	.21	.25	.28	.43
Net realized and unrealized
gain (loss) on investments	.03	.19	(.01)	.35	.05
Total from
Investment Operations	.19	.40	.24	.63	.48
Distributions:
Dividends from
investment income—net	(.16)	(.21)	(.25)	(.29)	(.43)
Dividends from net realized
gain on investments	(.07)	—	—	—	(.01)
Total Distributions	(.23)	(.21)	(.25)	(.29)	(.44)
Net asset value, end of period	13.23	13.27	13.08	13.09	12.75
Total Return (%)	1.36	3.10	1.84	4.98	3.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69	.69	.70	.72	.77
Ratio of net expenses
to average net assets	.64	.69	.70	.72	.77
Ratio of net investment income
to average net assets	1.22	1.61	1.92	2.17	3.45
Portfolio Turnover Rate	27.16	30.99	20.09	10.06	36.97
Net Assets, end of period
($ x 1,000)	476,785	488,869	476,809	526,370	217,715

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class I Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	13.28	13.08	13.09	12.76	12.54
Investment Operations:
Investment income—net[b]	.18	.23	.27	.28	.08
Net realized and unrealized
gain (loss) on investments	.01	.19	(.01)	.36	.27
Total from Investment Operations	.19	.42	.26	.64	.35
Distributions:
Dividends from investment income—net	(.17)	(.22)	(.27)	(.31)	(.13)
Dividends from net realized
gain on investments	(.07)	—	—	—	—
Total Distributions	(.24)	(.22)	(.27)	(.31)	(.13)
Net asset value, end of period	13.23	13.28	13.08	13.09	12.76
Total Return (%)	1.46	3.26	1.96	5.03	2.83	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.60	.57	.59	.82	[d]
Ratio of net expenses
to average net assets	.55	.60	.57	.59	.65	[d]
Ratio of net investment income
to average net assets	1.31	1.70	2.04	2.07	3.51	[d]
Portfolio Turnover Rate	27.16	30.99	20.09	10.06	36.97
Net Assets, end of period ($ x 1,000)	30,305	31,427	21,201	26,920	110

a	From December 15, 2008 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	565,965,253	—	565,965,253

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $305,983, undistributed ordinary income $24,264, undistributed capital gains $1,475,573 and unrealized appreciation $10,566,746.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2013 and March 31, 2012 were as follows: tax-exempt income $7,023,195 and $8,751,489, ordinary income $93,566 and $0 and long-term capital gains $2,958,815 and $0, respectively.

During the period ended March 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $18,247, increased accumulated net realized gain (loss) on investments by $13,971 and increased paid-in capital by $4,276. Net assets and net asset value per share were not affected by this reclassification.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2013 was approximately $24,700 with a related weighted average annualized interest rate of 1.16%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, from October 1, 2012 through August 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .49% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $280,497 during the period ended March 31, 2013.

During the period ended March 31, 2013, the Distributor retained $3,142 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. During the period ended March 31, 2013, Class D shares were charged $488,881, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2013, Class A shares were charged $142,022, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2013, the fund was charged $87,206 for transfer agency services and $2,278 for cash management services. Cash management fees were partially offset by earnings credits of $350.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $49,343 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012, The Bank of New York Mellon has continued to provide shareholder redemption draft processing services. During the period ended March 31, 2013, the fund was charged $2,510 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $75.

During the period ended March 31, 2013, the fund was charged $7,983 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $241,451, Distribution Plan fees $40,346, Shareholder Services Plan fees $13,118, custodian fees $13,097, Chief Compliance Officer fees $5,972 and transfer agency fees $17,509, which are offset against an expense reimbursement currently in effect in the amount of $42,104.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $167,226,485 and $155,671,348, respectively.

At March 31, 2013, the cost of investments for federal income tax purposes was $555,398,507; accordingly, accumulated net unrealized appreciation on investments was $10,566,746, consisting of $10,587,868 gross unrealized appreciation and $21,122 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On April 18, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund	43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund (the sole series comprising Dreyfus Premier Short-Intermediate Municipal Bond Fund) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 23, 2013

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2013 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV which will be mailed in early 2014. Also, the fund hereby reports $.0021 per share as a short-term capital gain distribution and $.0664 per share as a long-term capital gain distribution paid on December 13, 2012.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 142
———————
Clifford L. Alexander, Jr. (79)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 41
———————
Gordon J. Davis (71)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 46
———————

Whitney I. Gerard (78)
Board Member (1989)

Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 22

Nathan Leventhal (70)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• Commissioner, NYC Planning Commission (March 2007-November 2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 39
———————
George L. Perry (79)
Board Member (1990)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 22
———————
Benaree Pratt Wiley (66)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 67 investment companies (comprised of 142 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 68 investment companies (comprised of 168 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (68 investment companies, comprised of 168 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 164 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	49

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,401 in 2012 and $32,149 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000         in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,403 in 2012 and $3,563 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $15 in 2012 and $339 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $30,258,894 in 2012 and $43,308,358 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)